EXHIBIT 10.1

Execution Version

INCREMENTAL ASSUMPTION AGREEMENT AND
AMENDMENT NO. 4 TO TERM LOAN AGREEMENT

dated as of October 18, 2021

among

CARNIVAL FINANCE, LLC,

as Co-Borrower,

CARNIVAL CORPORATION,

as Lead Borrower,

CARNIVAL PLC,

as a Guarantor,

THE SUBSIDIARY GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arranger, Joint Bookrunner and Sole Global Coordinator,

BOFA SECURITIES INC. and CITIBANK N.A.,
as Joint Lead Arrangers and Joint Bookrunners,

BANCO SANTANDER, S.A. NEW YORK BRANCH, BARCLAYS BANK PLC, BNP PARIBAS

SECURITIES CORP, DEUTSCHE BANK AG NEW YORK BRANCH, GOLDMAN SACHS BANK

USA, HSBC BANK USA, NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS,

and SUMITOMO MITSUI BANKING CORPORATION,
as Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

and

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, LONDON BRANCH, BANK OF

CHINA LIMITED, DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW

YORK BRANCH, MIZUHO BANK, LTD., NATWEST MARKETS PLC,
and PNC CAPITAL MARKETS LLC,
as Co-Managers

INCREMENTAL ASSUMPTION AGREEMENT AND
AMENDMENT NO. 4 TO TERM LOAN AGREEMENT

This INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 4 (this “Amendment”), dated as of October 18, 2021, by and among Carnival Corporation, a Panamanian corporation (the “Lead Borrower”), Carnival Finance, LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Lead Borrower, the “Borrowers”), Carnival plc, a company incorporated under the laws of England and Wales (“Carnival plc”), the Subsidiary Guarantors party hereto (together with Carnival plc, the “Guarantors”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and each of the Lenders party hereto.

PRELIMINARY STATEMENTS:

(1)       Carnival plc, the Borrowers, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Term Loan Agreement, dated as of June 30, 2020 (as amended by Amendment No. 1 to the Term Loan Agreement dated as of December 3, 2020, as amended by Amendment No. 2 to the Term Loan Agreement dated as of June 30, 2021, as amended by Amendment No. 3 to the Term Loan Agreement dated as of October 5, 2021, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Loan Agreement ” and, as further amended by this Amendment, the “Amended Loan Agreement”).

(2)       The Lead Borrower has requested pursuant to Section 2.14(a) of the Loan Agreement that the 2021 Incremental Term B Lenders (as defined below) provide 2021 Incremental Term B Advances (as defined below) in an aggregate principal amount of $2,300,000,000, the proceeds of which will be used by the Borrowers (x) to redeem a portion of the 2023 First-Priority Secured Notes and to pay accrued interest on such redeemed 2023 First-Priority Secured Notes (the “Refinancing”) and (y) to pay the fees, costs and expenses incurred in connection with the Refinancing and the arrangement, negotiation and documentation of this Amendment and the transactions contemplated hereby (the “Transaction Costs”), including the 2021 Incremental Term B Commitments and the 2021 Incremental Term B Advances (collectively with the payment of the Transaction Costs, the Refinancing, and the other transactions contemplated by this Amendment, the “2021 Transactions”).

(3)       Each 2021 Incremental Term B Lender party to this Amendment as a 2021 Incremental Term B Lender has agreed to make 2021 Incremental Term B Advances to the Borrowers on the 2021 Incremental Effective Date (as defined below) in an aggregate principal amount equal to its 2021 Incremental Term B Commitment (as defined below) and, if it is not already a Lender, to become a Lender for all purposes under the Amended Loan Agreement.

(4)       For the transactions contemplated by this Amendment, (i) JPMorgan Chase Bank, N.A. is acting as joint lead arranger, joint bookrunner and sole global coordinator, (ii) BofA Securities, Inc. and Citibank N.A. are acting as joint lead arrangers and joint bookrunners, (iii) Banco Santander, S.A. New York Branch, Barclays Bank PLC, BNP Paribas Securities Corp., Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, HSBC Bank USA, National Association, Lloyds Bank Corporate Markets and Sumitomo Mitsui Banking Corporation are acting as joint bookrunners and (iv) Australia and New Zealand Banking Group Limited, London Branch, Bank of China Limited, PNC Capital Markets LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, New York Branch, Mizuho Bank, Ltd. and Natwest Markets PLC are acting as co-managers.

(5)       The Administrative Agent, the Borrowers, Carnival plc, and the 2021 Incremental Term B Lenders party hereto desire to amend the Loan Agreement to integrate the 2021 Incremental Term B Commitments (in accordance with Section 11.1 of the Loan Agreement), as set forth in Section 5 of this

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Amendment, such amendments to become effective on the 2021 Incremental Effective Date (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

section 1.          Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Loan Agreement. In addition, as used in this Amendment, the following terms have the meanings specified:

“2021 Incremental Term B Advances” shall mean the Advances made pursuant to Section 2 of this Amendment.

“2021 Incremental Term B Commitment” shall mean, with respect to each 2021 Incremental Term B Lender, its commitment to make 2021 Incremental Term B Advances to the Borrowers on the 2021 Incremental Effective Date, in an aggregate amount not to exceed the amount set forth opposite such 2021 Incremental Term B Lender’s name on Schedule 1 hereto under the heading “2021 Incremental Term B Commitment”. The aggregate amount of the 2021 Incremental Term B Commitments of all Lenders as of the 2021 Incremental Effective Date is $2,300,000,000.

“2021 Incremental Term B Lender” shall mean each Person with a 2021 Incremental Term B Commitment on the 2021 Incremental Effective Date.

section 2.         2021 Incremental Term B Commitments; 2021 Incremental Term B Advances. On the 2021 Incremental Effective Date, each of the 2021 Incremental Term B Lenders agrees to make 2021 Incremental Term B Advances to the Borrowers in a principal amount equal to its 2021 Incremental Term B Commitment. Upon the incurrence thereof, the 2021 Incremental Term B Advances shall constitute a new Class of Advances and a new Series of Incremental Advances under the Amended Loan Agreement. Unless previously terminated, the 2021 Incremental Term B Commitments shall terminate upon the making of the 2021 Incremental Term B Advances on the 2021 Incremental Effective Date. The amendments effected hereby shall not become effective and the obligations of the 2021 Incremental Term B Lenders hereunder to make 2021 Incremental Term B Advances will automatically terminate if each of the conditions set forth or referred to in Section 4 has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on October 18, 2021.

section 3.          Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the 2021 Incremental Effective Date with respect to itself that:

(a)       this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b)       after giving effect to this Amendment, the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party and (ii) will not (x) violate (A) any law or governmental regulation applicable to such Loan Party, except as would not reasonably be expected to result in a Material Adverse Effect, (B) the certificate or articles of incorporation or other

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constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable court decree or order binding on such Loan Party or any of its property, except as would not reasonably be expected to result in a Material Adverse Effect or (D) any contractual restriction binding on such Loan Party or any of its property except as would not reasonably be expected to result in a Material Adverse Effect, or (y) result in, or require the creation or imposition of any Lien on any of such Loan Party’s properties, other than the Liens created by the Loan Documents and Permitted Liens, except as would not reasonably be expected to result in a Material Adverse Effect;

(c)       at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing or shall result from this Amendment; and

(d)       the representations and warranties of the Borrowers and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects (or in the case of such representations and warranties qualified as to materiality, in all respects) on and as of the 2021 Incremental Effective Date (both before and after giving effect to this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in the case of such representations and warranties qualified as to materiality, in all respects) as of such earlier date).

section 4.          Conditions to Effectiveness. The effectiveness of the amendments to the Loan Agreement set forth in Section 5 and the obligations of the 2021 Incremental Term B Lenders to make 2021 Incremental Term B Advances are subject to the prior or substantially concurrent satisfaction (or waiver by 2021 Incremental Term B Lenders holding a majority of the 2021 Incremental Term B Commitments as of the 2021 Incremental Effective Date) of the following conditions (the date of such satisfaction or waiver, the “2021 Incremental Effective Date”):

(a)    The Administrative Agent (or its counsel) shall have received from each of the Lead Borrower, the Co-Borrower and each other Loan Party, a counterpart of this Amendment signed on behalf of such party.

(b)    The Administrative Agent shall have received a certificate of an Officer of each Loan Party dated the 2021 Incremental Effective Date:

(i)              either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization or (y) with respect to any Loan Party other than the Lead Borrower, Co-Borrower or Carnival plc, certifying there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since the Amendment No. 2 Effective Date,

(ii)             either (x) attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official) or (y) with respect to any Loan Party other than the Lead Borrower or Co-Borrower, attaching a “bring-down” certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) (or in the case of the Italian Guarantor, a “certificato di vigenza”) of such Loan Party as of a recent date,

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(iii)           either (x) certifying that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect at the 2021 Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) with respect to any Loan Party other than the Lead Borrower or Co-Borrower, certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the Amendment No. 2 Effective Date,

(iv)            certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its managing general partner, managing member, sole member or other equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and any other Loan Documents executed in connection with the transactions contemplated hereby, and granting the necessary powers to individuals to attend to any necessary filings or formal amendments required in connection with the “Collateral” to which such Loan Party is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect at the 2021 Incremental Effective Date,

(v)             either (x) certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Amendment on behalf of such Loan Party or (y) with respect to any Loan Party other than the Lead Borrower or Co-Borrower, certifying there have been no changes to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Amendment on behalf of such Loan Party since the Amendment No. 2 Effective Date, and

(vi)            certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such Person, threatening the existence of such Loan Party.

(c)    The Administrative Agent shall have received, on behalf of itself and the 2021 Incremental Term B Lenders, a written opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP and (ii) General Counsel of the Company, in each case, (A) dated the date of the 2021 Incremental Effective Date, (B) addressed to the Administrative Agent and the Lenders at the 2021 Incremental Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Amendment as the Administrative Agent shall reasonably request.

(d)    The Administrative Agent and each other Person shall have received all fees which the Borrowers shall have agreed in writing to pay to such Persons in connection with the transactions contemplated by this Amendment at or prior to the 2021 Incremental Effective Date and, to the extent invoiced at least three Business Days prior to the 2021 Incremental Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent required to be reimbursed or paid by the Borrowers hereunder or under any Loan Document at or prior to the 2021 Incremental Effective Date).

(e)    The Lead Borrower shall have delivered to the Administrative Agent a certificate from an Officer of the Lead Borrower dated as of the date of the 2021 Incremental Effective Date, to the effect set forth in Sections 3(c) and 3(d) hereof.

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(f)     The Administrative Agent shall have received a solvency certificate in a form reasonably satisfactory to the Administrative Agent signed by a senior financial officer of the Lead Borrower confirming the solvency of the Company and its Subsidiaries on a consolidated basis.

(g)    The Administrative Agent shall have received on or prior to three Business Days prior to the 2021 Incremental Effective Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent such information has been requested by the Administrative Agent not less than five Business Days prior to the 2021 Incremental Effective Date.

(h)       The Administrative Agent shall have received a Notice of Borrowing.

(i)       The Company shall have designated the Obligations hereunder as Other Pari Passu Obligations (as defined in the Intercreditor Agreement).

(j)       The Company shall have designated the Obligations hereunder as Other Secured Obligations (as defined in the U.S. Collateral Agreement).

section 5.          Amendment of the Loan Agreement. On the 2021 Incremental Effective Date, the Loan Agreement shall be hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Loan Agreement attached as Annex A hereto.

section 6.          Post-Closing Matters. Subject to the Agreed Security Principles, to the extent not already completed on the 2021 Incremental Effective Date, the Borrowers and the Guarantors shall take all necessary actions to cause the Security Agent to have valid and perfected Liens on the Collateral securing the Obligations (including Obligations under the 2021 Incremental Term B Advances) and deliver customary documentation and a legal opinion from counsel in each relevant jurisdiction, in each case, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent shall reasonably request not later than the 30th day after the 2021 Incremental Effective Date; provided that:

(1)                in the case of shares of entities organized in, or Vessels flagged in, Italy, such requirement will be satisfied not later than, respectively, the 45th day (in the case of the shares) and 75th day (in the case of the Vessels) after the 2021 Incremental Effective Date;

(2)                in the case of shares of entities organized in, or Vessels flagged in, Curaçao, Panama or Malta, such requirement will be satisfied not later than the 45th day after the 2021 Incremental Effective Date;

(3)              in the case of Collateral described in clause (iii) of the definition of “Collateral”, with respect to any applicable filings with the relevant governmental authorities in the United Kingdom, Germany and the European Union Intellectual Property Office, such requirement will be satisfied using commercially reasonable efforts not later than the 90th day after the 2021 Incremental Effective Date; and

(4)                if any relevant government office is closed on one or more days on which it would normally be open, such requirement will be satisfied not later than the day that is the later of (x) the 30th day (or 45th, 75th or 90th day, as applicable in accordance with clauses (1), (2) and (3) of

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this paragraph) after the 2021 Incremental Effective Date and (y) the Business Day following the 15th day after the latest date such government office was closed on a day on which it would normally be open.

To the extent any of the foregoing deadlines in this Section 6 falls on a date that is not a Business Day, the deadline shall instead be the next succeeding Business Day. Each such deadline may be extended by the Administrative Agent in its discretion.

Notwithstanding the foregoing, to the extent any Vessel constituting Collateral subject to the requirements in this Section is reflagged prior to the applicable deadline set forth above in this Section for the jurisdiction in which such Vessel is flagged prior to such re-flagging, with respect to such Vessel and related property, upon and after such re-flagging (x) the requirements above shall apply to such Vessel based on its new flag jurisdiction and (y) references in the first paragraph of this Section to the 2021 Incremental Effective Date shall be deemed to be references to the date of such reflagging.

section 7.          Reference to and Effect on the Loan Documents. (a) On and after 2021 Incremental Effective Date, each reference in the Amended Loan Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Term Loan Agreement”, “Loan Agreement,” “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Loan Agreement. From and after the 2021 Incremental Effective Date, this Amendment shall be a “Loan Document” for all purposes of the Amended Loan Agreement and the other Loan Documents.

(b)    The Security Documents and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Loan Agreement and the Amended Loan Agreement provided that, in the case of shares of entities organized in, or Vessels flagged in, Italy and Curaçao, new Security Documents will be entered into to secure the Incremental Term B Advances. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment, provided that, in the case of shares of entities organized in, or Vessels flagged in, Italy and Curaçao, new Security Documents will be entered into to secure the Incremental Term B Advances.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    This Amendment shall constitute an “Incremental Facility Amendment”, the 2021 Incremental Term B Lenders shall constitute “2021 Incremental Term B Lenders,” “Incremental Lenders” and a Class of “Lenders”, the Incremental Term B Advances shall constitute a Series of “Incremental Advances”, referred to as “2021 Incremental Term B Advances”, and shall constitute a Class of “Advances”, and the 2021 Incremental Term B Commitments shall constitute a Series of “Incremental Commitments”, referred to as “2021 Incremental Term B Commitments”, and shall constitute a Class of “Commitments”, in each case, for all purposes of the Amended Loan Agreement and the other Loan Documents.

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(e)    The Administrative Agent hereby acknowledges and agrees that the Borrowers have timely requested by advance written notice to the Administrative Agent the establishment of the 2021 Incremental Term B Commitments in accordance with Section 2.14(a) of the Loan Agreement.

section 8.          Consent and Affirmation of the Guarantors. Each of the Guarantors, in its capacity as a grantor under the U.S. Collateral Agreement and the other Security Documents, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the U.S. Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed at the 2021 Incremental Effective Date, except that, on and after the 2021 Incremental Effective Date, each reference to “Term Loan Agreement”, “Loan Agreement,” “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Loan Agreement and (ii) confirms that the Security Documents to which each of the Guarantors is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations, provided that, in the case of shares of entities organized in, or Vessels flagged in, Italy and Curaçao, new Security Documents will be entered into to secure the Incremental Term B Advances.

section 9.          Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Amendment.

section 10.      Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Carnival plc, the Lead Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders party hereto. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 11.      Governing Law; Etc.

(a)    THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 11.13 AND 11.17 OF THE AMENDED LOAN AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

section 12.      No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a

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substitution or novation of the obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. This Amendment shall not constitute a novation of the Loan Agreement or any other Loan Document. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

section 13.      Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.2 of the Amended Loan Agreement.

section 14.      Confirmation of Designation under Intercreditor Agreements and the U.S. Collateral Agreement. The Amended Loan Agreement shall continue to constitute an Other Pari Passu Document as defined in, and for all purposes under, the Intercreditor Agreement and an Other Secured Agreement as defined in, and for all purposes under, U.S. Collateral Agreement. Further to the foregoing, it is confirmed that the U.S. Collateral Agreement and all other Security Documents have been designated as, and shall continue to constitute, Pari Passu Documents as defined in, and for all purposes under, the Intercreditor Agreement. This Amended Loan Agreement shall continue to constitute a First Lien Facility, the First Lien Term Loan Agreement and a First Lien Facility Document as defined in, and for all purposes under, the First Lien/Second Lien Intercreditor Agreement dated as of July 20, 2020 among U.S. Bank National Association, as the first lien collateral agent and the applicable first lien agent, U.S. Bank National Association, as the second lien collateral agent and the applicable second lien agent, the Borrowers, Carnival plc and other guarantors party thereto. The Administrative Agent shall continue to constitute Authorized Representative as defined in, and for all purposes under, the Intercreditor Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEAD BORROWER:

CARNIVAL CORPORATION, a Panamanian corporation

By:	/s/ Bo-Erik Blomqvist
	Name:	Bo-Erik Blomqvist
	Title:	Senior Vice President

CO-BORROWER:

CARNIVAL FINANCE, LLC, a Delaware limited liability company

By:	Carnival Corporation,
its Sole Member

By:	/s/ Bo-Erik Blomqvist
	Name:	Bo-Erik Blomqvist
	Title:	Senior Vice President

[Incremental Assumption Agreement and Amendment No. 4]

GUARANTORS:

CARNIVAL PLC, as a Guarantor

By:	/s/ David Bernstein
	Name:	David Bernstein
	Title:	Chief Financial Officer

HOLLAND AMERICA LINE N.V., as a Guarantor

By:	SSC Shipping and Air Services (Curacao) N.V.,
its Sole Director

By:	/s/ Wilhelmus Langeveld
	Name:	Wilhelmus Langeveld
	Title:	Managing Director

By:	/s/ Rhona M.P. Mendez
	Name:	Rhona M.P. Mendez
	Title:	Attorney-in-Fact

CRUISEPORT CURACAO C.V., as a Guarantor

By:	Holland America Line N.V.,
its General Partner

By:	SSC Shipping and Air Services (Curacao) N.V.,
its Sole Director

By:	/s/ Wilhelmus Langeveld
	Name:	Wilhelmus Langeveld
	Title:	Managing Director

By:	/s/ Rhona M.P. Mendez
	Name:	Rhona M.P. Mendez
	Title:	Attorney-in-Fact

[Incremental Assumption Agreement and Amendment No. 4]

PRINCESS CRUISE LINES, LTD., as a Guarantor

By:	/s/ Daniel Howard
	Name:	Daniel Howard
	Title:	Senior Vice President, General Counsel & Assistant Secretary

SEABOURN CRUISE LINE LIMITED, as a Guarantor

By:	SSC Shipping and Air Services (Curacao) N.V.,
its Sole Director

By:	/s/ Wilhelmus Langeveld
	Name:	Wilhelmus Langeveld
	Title:	Managing Director

By:	/s/ Rhona M.P. Mendez
	Name:	Rhona M.P. Mendez
	Title:	Attorney-in-Fact

HAL ANTILLEN N.V., as a Guarantor

By:	Holland America Line N.V.

By:	SSC Shipping and Air Services (Curacao) N.V.,
its Sole Director

By:	/s/ Wilhelmus Langeveld
	Name:	Wilhelmus Langeveld
	Title:	Managing Director

By:	/s/ Rhona M.P. Mendez
	Name:	Rhona M.P. Mendez
	Title:	Attorney-in-Fact

[Incremental Assumption Agreement and Amendment No. 4]

COSTA CROCIERE S.P.A., as a Guarantor

By:	/s/ David Bernstein
	Name:	David Bernstein
	Title:	Director
Place of execution: Miami, Florida USA

GXI, LLC, as a Guarantor

By:	Carnival Corporation,
its Sole Member

By:	/s/ David Bernstein
	Name:	David Bernstein
	Title:	Chief Financial Officer

[Incremental Assumption Agreement and Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a 2021 Incremental Term B Lender

By:	/s/ Nadeige Dang
	Name:	Nadeige Dang
	Title:	Executive Director

[Incremental Assumption Agreement and Amendment No. 4]

SCHEDULE 1

2021 Incremental Term B Commitments

2021 Incremental Term B Lender	2021 Incremental Term B Commitment

JPMORGAN CHASE BANK, N.A.	$2,300,000,000

Total:	$2,300,000,000

ANNEX A

See attached